Exhibit 10.14

IVI COMMUNICATIONS, INC.
6171 W. Century Blvd., Suite 130, Los Angeles, Ca. 90045
Phone: 310-216-7740 Fax: 310-216-7747


                              CONSULTING AGREEMENT

This Consulting Agreement ("Agreement") is to be effective as of the 19th day of September, 2005, by and between 729759 Alberta Ltd., a Alberta Corporation ("Company") with offices located at 422 Montana Avenue, Libby, Mt. 59923 and IVI Communications, Inc. ("Consultant"), a Nevada Corporation, 6171 W. Century Blvd., Suite 130, Los Angeles, Ca, 90045.

For the purpose of this Agreement, either of the above shall be referred to as a "Party" and collectively as the "Parties".

The Parties hereby agree as follows:

1. APPOINTMENT OF IVI COMMUNICATIONS, INC. Company hereby appoints Consultant and Consultant hereby agrees to render services to Company as a management consultant, strategic planner and advisor.

2. DUTIES. During the term of this Agreement, Consultant shall provide advice to, undertake for and consult with Company concerning management, marketing, consulting, strategic planning, corporate organization and structure financial matters in connection with the operation of the Company's business, expansion of services, stockholder relations, and shall review and advise Company regarding its overall progress, needs and condition. Company understands and acknowledges that Consultant is not a broker dealer. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

     a) Present to the Company prospective acquisition targets, business opportunities, joint ventures and any other form of revenue enhancements to Company.

     b) Assist in the implementation of short range and long term strategic planning to fully develop and enhance Company's assets, resources, products and services.

     c) Support in the implementation of a marketing program to assist Company in broadening the markets for its business and services and promote the image of Company and its business and services.

     d) Assist Company in the monitoring of services provided by Company's advertising firm, public relations firm and other professionals to be employed by Company.

     e) Advise Company relative to the continued development for a customer relations program and to stimulate interest in Company by institutional investors and other members of the financial community.

     f) Advise Company relative to the recruitment and employment of key executives consistent with the expansion of operations of Company, and,

     g) Advise and recommend to Company additional services relating to the present business and services provide by Company as well as new products and services that may be provided by Company.








              IVI__________                               Company__________

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3.   TERM. The term ("Term") of this Consulting Agreement shall be a period of six (6) months commencing on the date hereof and shall continue on a month-to-month basis until terminated by Company or Consultant with a notice of thirty (30) days.

4.   COMPENSATION. 350,000 shares of common stock.

5. CONFIDENTIALITY. Consultant will not disclose to any other persons, firm or corporation, nor use for its own benefit, during or after the Term of this Consulting Agreement, any trade secrets or other information designated as confidential by Company which is acquired by Consultant in the course of performing services hereunder. Any financial advice rendered by Consultant pursuant to this Consulting Agreement may not be disclosed in any manner without the prior written approval of Company.

     Company, its agents or assigns hereby agree expressly that they directly or indirectly, for itself, or through its representatives, agents, employees, or affiliates will not pursue a transaction with any introduced party acknowledged by the Company or an Agent of Consultant, financing or collateral sources, restructures, registered or non-registered stock transactions, or securitized structures, independent of Consultant, unless Company has a written commitment prior to the introduction.

6. INDEMNIFICATION. Company, its agents or assigns hereby agree to indemnify and hold Consultant harmless from and against all losses, claims, damages, liabilities, costs or expenses (including reasonable attorney's fees, collectively the "Liabilities"), joint and several, arising from the performance of this Consulting Agreement, whether or not Consultant is party to such dispute. This indemnity shall not apply, however, and Consultant shall indemnify and hold Company, its affiliates, control persons, officers, employees and agents harmless from the against all liabilities, where a court of competent jurisdiction has made a final determination that Consultant engaged in gross recklessness and willful misconduct in the performance of its services hereunder, which have rise to the loss, claim, damage, liability, cost or expense sought to be recovered hereunder (but pending any such final determination, the indemnification and reimbursement provision of this Consulting Agreement shall apply and Company shall perform its obligation there under to reimburse Consultant for its expenses). The provisions of this Paragraph shall survive the termination and expiration of this Consulting Agreement.

7. INDEPENDENT CONTRACTOR. Consultant and Company hereby acknowledge that Consultant is an independent contractor. Consultant shall not hold it out as, nor shall it take any action from which others might infer that it is an agent of or a joint venture of Company.

8. MISCELLANEOUS. This Consulting agreement sets forth the entire understanding of the Parties relating to the subject matter hereof, and supersedes and cancels any prior communications, understandings and agreements between the parties. This Consulting Agreement is non-exclusive and cannot be modified or changed, nor can any of its provisions be waived, except by written agreement signed by all Parties. This Consulting Agreement shall be governed by the laws of the State of Florida without reference to this Consulting Agreement; the prevailing Party in any litigation shall be entitled to reasonable attorney's fees.

9. RESTRICTIONS REGARDING COMPANY'S STOCK. Consultant understands and acknowledges that the payment of consideration to securities broker-dealers and their associated persons (directly or indirectly, including affiliates of associated person's) for the purpose of inducing them to buy or sell securities for their account or for their customer's accounts, to recommend the purchase of securities to their customers, or to influence the price of securities in the public market is a violation of the NASD's Rule of Fair Practice and of the Federal Securities Exchange Act of 1934, as amended, and that the transfer of the Company's common stock or the sale thereof at a price below the then current bid price to a securities broker-dealer and such associated person described above is prohibited. Accordingly, Consultant agrees that the shares of Company's common stock which the Company is to or may deliver to Consultant as compensation for Consultant's services will not be sued for any prohibited purpose described above (if stock is restricted, a regular subscription agreement should be obtained).




    IVI________                                                 Company_______


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10.  NOTICES Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other Parties thereunto entitled at the following addresses, or at such other addresses as a Party may designate by ten days advance written notice to each of the other Parties hereto:

                  Company:          729759 ALBERTA LTD.
                                    422 Montana Avenue
                                    Libby, Mt. 59923
                                    Attn: Dale Doner

                  Consultant:       IVI COMMUNICATIONS, INC.
                                    6171 W. Century Blvd., Suite 130
                                    Los Angeles, Ca. 90045

     Please confirm that the foregoing sets forth our understanding by signing the enclosed copy of this Consulting Agreement where provided and returning it to us at your earliest convenience.

                                    Very truly yours,
                                    IVI Communications, Inc




           Accepted and agreed to as of this 19th day of September, 2005.


     IVI Communications, Inc.                         310-216-7740
     ----------------------------------              ------------
     Company                                         Telephone #

     Charles J. Roodenburg                           310-216-7747
     -------------------------------                 ------------
     Name                                            Fax #

     COO/CFO                                         cjrburg@ivn.net
     ---------------------------------------         ---------------
     Title                                           E-mail address


     /s/  Charles J. Roodenburg
     Signature











     VI_________                    -3-                       Company__________